                                                                   Exhibit 10.18

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

                         Dated as of February 15, 2000

                                  by and among

                       PETROLEUM HEAT AND POWER CO., INC.

                                      and

                        VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders

                                      and

                             BANK OF AMERICA N.A.,
             as administrative agent for the Lenders and as Issuer
                          of certain Letters of Credit

                                      and

                           FIRST UNION NATIONAL BANK,
                              as Syndication Agent

                                      and

                           THE CHASE MANHATTAN BANK,
                  as issuer of the Existing Letters of Credit

                                  Arranged by
                         BANK OF AMERICA SECURITIES LLC

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT
                      -----------------------------------

     This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of February 15, 2000

("Amendment No. 2") to the Credit Agreement, dated as of the March 25, 1999, by
-----------------
and among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the

"Borrower"), the various financial institutions as are or may become parties
---------
hereto (collectively, the "Lenders"), BANK OF AMERICA N.A. ("BofA"), as
                           -------                           ----
administrative agent (the "Agent") for the Lenders and as issuer of certain
                           -----
letters of credit, THE CHASE MANHATTAN BANK, as issuer of the Existing Letters of Credit (as hereinafter defined) ("Chase"), FIRST UNION NATIONAL BANK, as
                                     -----
Syndication Agent, and CIBC INC. and UNION BANK OF CALIFORNIA, N.A., each as a Co-Agent, as previously amended by that certain Amendment No. 1 to Credit Agreement dated as of December 15, 1999, as so amended the "Credit Agreement".
                                                            ----------------
Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested, and the Lenders and the Agent agree, subject to the conditions set forth herein, to amend the Credit Agreement in certain respects in order to increase the aggregate amount of the Facility D Commitments to thirty million dollars ($30,000,000) and extend the Facility D Commitment Termination Date to April 28, 2000.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

                                   ARTICLE I


                       AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

     Section 1.1 The second whereas clause in the recitals of the Credit Agreement is hereby amended by replacement of clause (iv) thereof in its entirety with the following:

          "(iv) a $30,000,000 revolving credit facility for working capital purposes from December 15, 1999 to April 28, 2000; and".

     Section 1.2 Section 1.1 of the Credit Agreement is hereby amended as follows:

          (a) The definition of the term "Stated Maturity Date" is hereby amended by replacing the phrase "April 15, 2000" with reference to the Facility D Loans therein with the phrase "April 28, 2000".

          (b) The definition of the term "Facility D Commitment Termination Date" is hereby amended by replacing the phrase "April 15, 2000" in clause (a) thereof with the phrase "April 28, 2000".

          (c) The following new definition is hereby inserted into Section 1.1 of the Credit Agreement in the proper alphabetical order:

          "'Amendment No. 2' means Amendment No. 2, dated as of February 15,
            ---------------
2000 to this Credit Agreement."

     Section 1.3 Section 7.14(b) of the Credit Agreement is hereby amended by replacing the phrase "April 15, 2000" in clause (iv) thereof with the phrase "April 28, 2000".

     Section 1.4 Section 8.1.11 of the Credit Agreement is hereby amended by deleting the phrase "all Facility D Loans" therein.

     Section 1.5 The recitals of Exhibit H-1 and Exhibit H-2 of the Credit Agreement are hereby amended by replacement of clause (iv) in each of such Exhibits, with the following: "(iv) a $30,000,000 revolving credit facility for working capital purposes from the date hereof to and including April 28, 2000".

     Section 1.6 Schedule II (Facility Percentages and Commitments) of the Credit Agreement is hereby amended and restated in its entirety to be as is attached as Schedule II hereto.

     Section 1.7 Each of the Facility D Notes is hereby replaced with an Amended and Restated Facility D Note, in the form of the original Facility D Note, reflecting the revised Facility D Commitments of the Lenders.

                                   ARTICLE II


                          REFERENCES AND CONFIRMATIONS

     Section 2.1  Upon the effectiveness of this Amendment No. 2:

          (a) each reference in the Credit Agreement to "this Agreement",
                                                         --------------
"hereunder", "hereof", or words of like import referring to the Credit Agreement
----------    ------
or a provision thereof shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2; and

          (b) each reference in the other Loan Documents or any other agreement, instrument or document executed and delivered in connection with the Credit Agreement or therewith to "Credit Agreement", "thereunder", "thereof", or words
                           ----------------    ----------    -------
of like import referring to the Credit Agreement or a provision thereof shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2.

     Section 2.2 The parties hereto acknowledge that the Credit Agreement and the other Loan Documents shall be deemed amended to the full extent necessary to give effect to the provisions of this Amendment No. 2.

                                  ARTICLE III


                         REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants that:

     Section 3.1 As of the date hereof, there exists no Event of Default under the Credit Agreement.

     Section 3.2 The Borrower has the power to execute, deliver and perform this Amendment No. 2 and the Amended and Restated Facility D Notes referred to herein. The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment No. 2 and the Amended and Restated Facility D Notes. No consent or approval of any Person, no waiver of any lien or other similar right and no consent, license, approval, authorization or declaration of any Governmental Authority, is required in connection with the execution, delivery or performance by the Borrower or the validity, or enforceability, of this Amendment No. 2 or any of the Amended and Restated Facility D Notes.

     Section 3.3 The execution and delivery by the Borrower of this Amendment No. 2 and performance by it of the Credit Agreement as so amended and of the Amended and Restated Facility D Notes will not violate any provisions of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or Governmental Authority, or the organizational documents of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Security Documents.

     Section 3.4 This Amendment No. 2 and each of the Amended and Restated Facility D Notes has been duly executed and delivered by the Borrower, and constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditor's rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

                                   ARTICLE IV


                          CONDITIONS TO EFFECTIVENESS

This Amendment No. 2 shall be effective upon the satisfaction of all of the following conditions:

     Section 4.1  Execution by all Parties.  This Amendment No. 2 shall have
                  ------------------------
been duly authorized, executed and delivered by each of the parties hereto.

     Section 4.2  Amended and Restated Facility D Notes.  The Borrower shall
                  -------------------------------------
have duly delivered to each Lender a duly executed Amended and Restated Facility D Note payable to such Lender.

     Section 4.3  Acceptance Letters.  The Agent shall have received letters of
                  ------------------
acceptance in respect of the Guarantee Agreements, in substantially the form of Schedules 4.3.1 and 4.3.2 attached hereto.

     Section 4.4  Consent of Note Holders.  The Borrower shall have delivered to
                  -----------------------
the Lenders, evidence reasonably satisfactory to the Agent of the consent of the Note Holders to the amended aggregate amount of the Facility D Commitments.

     Section 4.5  Opinion[s] of Counsel.  The Agent shall have received
                  ---------------------
opinion[s] of counsel to the Borrower, as to legal, valid and binding nature of this Amendment No. 2 upon it, in form and substance satisfactory to the Agent.

     Section 4.6  Other Legal Matters.  All legal matters incident hereto shall
                  -------------------
be satisfactory to the Agent.

     Section 4.7  No Default.  There shall exist no Default under the Credit
                  ----------
Agreement.

                                   ARTICLE V


                            MISCELLANEOUS PROVISIONS

     Section 5.1  Effect on Other Loan Documents.  Except as specifically
                  ------------------------------
amended above, the Credit Agreement and the other Loan Documents shall continue unchanged in full force in accordance with their respective provisions, and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     Section 5.2  Execution in Counterparts.  This Amendment No. 2 may be
                  -------------------------
executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.

     Section 5.3  Facility Fee.  The Borrower shall, on the date hereof, pay to
                  ------------
the Agent for the account of each Lender a facility fee in an amount equal to the sum of (x) the product of five one-hundredths of one percent (0.05%) times
                                                                         -----
the aggregate amount of such Lender's Commitment prior to the effectiveness of this Amendment No. 2 plus (y) the product of one-tenth of one percent (0.1%)
                     ----
times the increase in such Lender's Commitment resulting from this Amendment No.
-----
2.

     Section 5.4  Choice of Law.  THIS AMENDMENT NO. 2 SHALL BE DEEMED TO BE A
                  -------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment No. 2 constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     Section 5.5  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                  -------------------------------------------
BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT NO. 2, THE CREDIT AGREEMENT AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE INTERCREDITOR AGREEMENT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF HOLDINGS AND THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OF HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF HOLDINGS AND THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 5.6  Waiver of Jury Trial.  EACH OF THE AGENT, THE LENDERS AND THE
                  --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER,

OR IN CONNECTION WITH, THIS AMENDMENT NO. 2 AND THE CREDIT AGREEMENT AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AMENDMENT NO. 2.

     Section 5.7  Modifications; Waivers.  No modification or waiver of or with
                  ----------------------
respect to any provision of the Credit Agreement, as amended by this Amendment No. 2, and all other agreements, instruments and documents delivered pursuant thereto, nor consent to any departure by the Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Credit Agreement, as amended by this Amendment No. 2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This provision shall in no way be deemed to amend, modify or supplement any term or provision of the Credit Agreement, as amended by this Amendment No. 2, relating to amendments and modifications of the Credit Agreement.

     Section 5.8  Severability.  The provisions of this Amendment No. 2 are
                  ------------
intended by the parties hereto to be severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in this Amendment No. 2 in any other jurisdiction. The parties shall endeavor in good-faith negotiation to replace any such invalid or unenforceable provisions with valid, enforceable provisions, the economic effect of which comes as close as possible to that of any such invalid or unenforceable provisions.

     Section 5.9  Successors and Assigns.  This Amendment No. 2 shall be binding
                  ----------------------
upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lenders and the Agent and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment No. 2 shall not be assigned or delegated without the prior written consent of the Agent, and any purported assignment or delegation without such consent shall be void.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                              PETROLEUM HEAT AND POWER CO., INC.



                              By:  ___________________________________
                                   Name:  George Leibowitz
                                   Title: Treasurer

                              Address:  2187 Atlantic Street
                                        Stamford, CT  06902

                              Facsimile No.:  (203) 328-7421

                              Attention:  President


Acknowledged and Agreed:

PETRO HOLDINGS, INC.



By:  ___________________________________
     Name:  George Leibowitz
     Title: Treasurer


STAR GAS PARTNERS, L.P.

By:  Star Gas LLC, its General Partner
     giving effect to the consummation
     of the Restructuring Transactions



   By:  _____________________________
        Name:  George Leibowitz
        Title: Chief Financial Officer

                              BANK OF AMERICA N.A., as Agent



                              By:  ___________________________________
                                  Name:  David Price
                                  Title: Vice President

                              Address: 555 South Flower Street, 10th Floor Mail Code CA9-706-10-38
                                        Los Angeles, CA  90071

                              Facsimile No.:  (415) 503-5011

                              Payment Office:
                                       Agency Administrative Services #5596
                                       1850 Gateway Blvd., 5th Floor
                                       Concord, CA  94520
                                       Attention:  Marti Monahan
                                       Mail Code CA4-706-05-09
                                       Facsimile No.:  (925) 675-8500


                              Address for borrowings, conversions, continuances and issuances and amendments for letters of credit
                              Notices:
                                       Agency Administrative Services #5596
                                       1850 Gateway Blvd., 5th Floor
                                       Concord, CA  94520
                                       Attention:  Marti Monahan
                                       Mail Code CA4-706-05-09
                                       Facsimile No.:  (925) 675-8500


                              Other Notices:
                                       555 South Flower Street, 10th Floor
                                       Los Angeles, CA  90071
                                       Attention:  David Price
                                       Mail Code CA9-706-10-38
                                       Facsimile No.:  (415) 503-5011

                              BANK OF AMERICA N.A., as Issuer and Lender



                              By:  ___________________________________
                                   Name:  Daryl G. Patterson
                                   Title: Managing Director

                              Address:  333 Clay Street, Suite 4550
                                        Mail Code TX5-383-45-02
                                        Houston, Texas  77002

                              Facsimile No.:  (713) 651-4950

                              Lending Office Base Rate Loans and LIBOR Loans:
                                       1850 Gateway Blvd.
                                       Concord, CA  94520
                                       Attention:  Cheryl L. Stroble
                                       Mail Code CA4-706-05-11
                                       Facsimile No.:  (925) 675-7531


                              Address for Notices:
                                       1850 Gateway Blvd.
                                       Concord, CA  94520
                                       Attention:  Cheryl L. Stroble
                                       Mail Code CA4-706-05-11
                                       Facsimile No.:  (925) 675-7531


                              With a copy to:
                                       Pamela K. Rodgers
                                       Bank of America NT&SA
                                       333 Clay Street, Suite 4550
                                       Mail Code TX5-383-45-02
                                       Houston, Texas  77002
                                       Facsimile No.:  (713) 651-4808

                              THE CHASE MANHATTAN BANK, as issuer of the Existing Letters of Credit and Lender



                              By:  ___________________________________
                                   Name:  William A. DeMilt, Jr.
                                   Title: Vice President

                              Address:  7600 Jericho Turnpike, 3rd Floor
                                        Woodbury, NY  11797

                              Facsimile No.:  (516) 364-3307

                              Lending Office Base Rate Loans and LIBOR Loans:
                                       7600 Jericho Turnpike, 3rd Floor
                                       Woodbury, NY  11797
                                       Attention:  Ann Woessner
                                       Facsimile No.:  (516) 364-3307


                              Address for Notices:
                                       7600 Jericho Turnpike, 3rd Floor
                                       Woodbury, NY  11797
                                       Attention:  Ann Woessner
                                       Facsimile No.:  (516) 364-3307

                              CIBC INC., as Lender



                              By:  ___________________________________
                                   Name:  Denis O'Meara
                                   Title: Executive Director

                              Address:  CIBC World Markets Corp. As Agent
                                        425 Lexington Avenue
                                        New York, New York  10017

                              Facsimile No.:  (212) 885-4911

                              Lending Office Base Rate Loans and LIBOR Loans:
                                       CIBC Inc.
                                       2727 Paces Ferry Road, Suite 1200
                                       Atlanta, GA  30339
                                       Attention:  Sheryl Leonard
                                       Facsimile No.:  (770) 319-4950


                              Address for Notices:
                                       CIBC Inc.
                                       425 Lexington Avenue, 7th Floor
                                       New York, New York  10017
                                       Attention:  Denis O'Meara
                                       Facsimile No.:  (212) 885-4911

                            FIRST UNION NATIONAL BANK,
                            as Syndication Agent and Lender



                            By:  ___________________________________
                                 Name:  Joe K. Dancy
                                 Title: Vice President

                            Address:     One First Union Center
                                         301 South College Street, 10th Floor
                                         Charlotte, NC  28288-0735

                            Facsimile No.:  (704) 383-7611

                            Lending Office Base Rate Loans and LIBOR Loans:
                                       First Union National Bank
                                       Charlotte Plaza
                                       201 South College Street, 24th Floor
                                       Charlotte, NC  28288-1183
                                       Attention:  Holly Benson
                                       Facsimile No.:  (704) 383-7999


                              Address for Notices:
                                       First Union National Bank
                                       Charlotte Plaza
                                       201 South College Street, 24th Floor
                                       Charlotte, NC  28288-1183
                                       Attention:  Holly Benson
                                       Facsimile No.:  (704) 383-7999

                              UNION BANK OF CALIFORNIA, N.A., as Lender



                              By:  ___________________________________
                                  Name:  Karyssa M. Henderson
                                  Title: Vice President

                              Address:   Energy Capital Services
                                         445 S. Figueroa Street, 15th Floor
                                         Los Angeles, CA  90071

                              Facsimile No.:  (213) 236-4096

                              Lending Office Base Rate Loans and LIBOR Loans:
                                       Union Bank of California, N.A.
                                       Energy Capital Services


                              Address for Notices:
                                       445 S. Figueroa Street, 15th Floor
                                       Los Angeles, CA 90071
                                       Attention:  Patricia A. Gonzales
                                       Facsimile No.:  (213) 236-4096